Exhibit 99.1

LITHIUM HARVEST APS

Financial Statements

For the year ended December 31, 2021 and the period and December 31, 2020

(Stated in US Dollars)

LITHIUM HARVEST APS

FOR THE YEAR AND PERIOD DECEMBER, 2021 and 2020

K. R. MARGETSON LTD.	Chartered Professional Accountant
331 East 5th Street	Tel: 604.220.7704
North Vancouver BC V7L 1M1	Fax: 1.855.603.3228
Canada

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Lithium Harvest ApS:

Opinion on the Financial Statements

I have audited the accompanying balance sheets of Lithium Harvest ApS (“the Company”) as of December 31, 2021 and 2020 and the related statements of operations and comprehensive income (loss), stockholders’ equity, and cash flows for the year ended December 31, 2021 and the period from incorporation, August 24, 2020 to December 31, 2020 and the related notes (collectively referred to as the financial statements). In my opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020 and the results of its operations and its cash flows for the year ended December 31, 2021 and the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has limited operations and has sustained operating losses resulting in a deficit. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on the Company’s financial statements based on my audits. I am a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and am required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

I conducted my audits in accordance with the standards of the PCAOB. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor was I engaged to perform, an audit of its internal control over financial reporting. As part of my audits, I am required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, I express no such opinion.

My audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. My audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. I believe that my audit provides a reasonable basis for my opinion

Critical audit matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way my opinion on the financial statements, taken as a whole, and I am not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

I have determined that there are no critical audit matters to communicate in my auditor’s report.

/s/ K.R. MARGETSON LTD.

I have served as the Company’s auditor since 2023.

PCAOB ID No. 1212

North Vancouver BC

February 14, 2023

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LITHIUM HARVEST APS

Balance Sheets

(Stated in US Dollars)

	December 31,	December 31,
	2021	2020

ASSETS
Current Assets
Cash	$6,958	$7,881
TOTAL ASSETS	$6,958	$7,881

LIABILITIES & STOCKHOLDERS’ DEFICIT

Current Liabilities
Accounts payable and accrued liabilities	$761	$-
Total Liabilities	761	-

Stockholders’ Equity
Common stock – Note 5
Registered: 50,000 shares of 1 Danish Krone each Issued and outstanding: 50,000 shares	7,940	7,940
Other accumulated comprehensive income (loss)	(268)	315
Accumulated deficit	(1,475)	(374)
Total Stockholders’ Equity	6,197	7,881

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$6,197	$7,881

The accompanying notes form an integral part of these financial statements.

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LITHIUM HARVEST APS

Statements of Operations and Comprehensive Income (Loss)

(Stated in US Dollars)

		For the period from
		Incorporation,
	Year Ended	August 24, 2020 to
	December 31, 2021	December 30, 2020

Operating and administrative expenses
General and administrative expenses	$310	$374
Professional fees	791	-
Total operating and administrative expenses	1,101	374

Net loss for the year (period)	(1,101)	(374)

Other comprehensive income (loss)
Translation gain (loss)	(583)	315

Comprehensive loss for the year (period)	$(1,684)	$(59)

Basic and diluted earnings (loss) per share	$(0.00)	$(0.00)

Weighted average number of common shares outstanding	50,000	50,000

The accompanying notes form an integral part of these financial statements.

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LITHIUM HARVEST APS.

Statement of Changes in Stockholders’ Equity

For the year ended December 31, 2021 and for the Period of Incorporation,

August 24, 2020 to December 31, 2020

(Stated in US Dollars)

			Other Accumulated		Total
	Common Stock		Comprehensive	Accumulated	Stockholders’
	Shares	Amount $	Income (loss) $	Deficit $	Equity $

Balance, Incorporation,
August 24, 2020	50,000	$7,940	$-	$-	$7,940
Net loss and comprehensive income	-	-	315	(374)	(59)

Balance, December 31, 2020	50,000	7,940	315	(374)	7,881
Net loss and comprehensive loss	-	-	(583)	(1,101)	(1,684)

Balance, December 31, 2021	50,000	$7,940	$(268)	$(1,475)	$6,197

The accompanying notes form an integral part of these financial statements.

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LITHIUM HARVEST APS.

Statements of Cash Flows

(Stated in US Dollars)

	For the	For the period from
	year ended	Incorporation,
	December 31,	August 24, 2020 to
	2021	December 30, 2020

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,101)	$(374)
Changes in operating assets and liabilities:
Accounts payable and accrued liabilities	761)	-
Net cash used in operating activities	(340)	(374)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares issued	-	7,940
Net cash provided by financing activities	-	7,940

EFFECT OF FOREIGN EXCHANGE ON CASH	(583)	315

Net change in cash	(923)	7,881
Cash at beginning of year	7,881	-
Cash at end of year	$6,958	$7,881

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during year for :
Interest	$-	$-
Income Taxes	$-	$-

The accompanying notes form an integral part of these financial statements.

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LITHIUM HARVEST APS

Notes to the Financial Statements

For the year ended December 31, 2021 and the period ended December 31, 2020

Note 1. Organization and Nature of Business

Lithium Harvest ApS (the “Company”) was incorporated in Thisted, Denmark on August 24, 2020. The Company is in its early stages of development since its formation and has not realized any revenues from its planned operations. The Company have developed a new proprietary technology to extract lithium from oilfield waste water to produce battery grade lithium carbonate and lithium hydroxide which are the main ingredient in electric vehicle car batteries and broader battery markets such as green renewable energy.

Note 2. Basis of presentation

The Corporation’s financial statements included herein are prepared under the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

The Company has a December 31, year-end.

Functional and Presentation Currency

The Company’s foreign operations are measured using the currency of the primary economic environment in which the entity operates (the “functional currency”). The Company uses the Danish Krone as its functional currency and the US Dollar as its presentation currency.

Note 3. Going concern

These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which assumes that the Corporation will be able to meet its obligations and continue its operations for next fiscal year. Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Corporation be unable to continue as a going concern.

The Company has accumulated a deficit of $1,475 since inception, has yet to achieve profitable operations and further losses are anticipated in the development of its business, raising substantial doubt about the Company’s ability to continue as a going concern. At December 31, 2021, the Company had a working capital of $6,197. Its ability to continue as a going concern is dependent upon the ability of the Company to generate profitable operations in the future and/or obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that may be necessary should the Company be unable to continue as a going concern. There can be no assurance that capital will be available that will be on terms acceptable to the Company. The Company may also seek to obtain short-term loans from the director of the Company. There are no current arrangements in place for equity funding or short-term loans.

In March 2020, the World Health Organization declared coronavirus COVID-19 a global pandemic. This contagious disease outbreak, which has continued to spread, and any related adverse public health developments, has adversely affected workforces, economies, and financial markets globally, potentially leading to an economic downturn. It has also disrupted the normal operations of many businesses, including the Company’s. This outbreak could decrease spending, adversely affect demand for the Company’s product and harm the Company’s business and results of operations. It is not possible for the Company to predict the duration or magnitude of the adverse results of the outbreak and its effects on the Company’s business or results of operations at this time.

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Note 4. Summary of significant accounting policies

a. Use of Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Due to the limited level of operations, the Company has not had to make material assumptions or estimates other than the assumption that the Company is a going concern.

b. Foreign Currency Translation

The functional currency is translated into US dollars for balance sheet accounts using the current exchange rates in effect as of the balance sheet date and for revenue and expenses accounts using a weighted average exchange during the reporting period. Adjustments resulting from translation are reflected as other accumulated comprehensive gain (loss), a separate component of the stockholder’s equity (deficit).

c. Fair Value of Financial Instruments

ASC 825, “Disclosures about Fair Value of Financial Instruments”, requires disclosure of fair value information about financial instruments. ASC 820, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2021.

Due to the effect of COVID-19, certain financial assets and liabilities may not longer have inputs to justify its fair value level classification in the fair value hierarchy. In these cases, the Company may be required to use different inputs or sources of input to reclassify fair value measurements. However, COVID-19’s current and foreseeable impact on the Company’s fair value measurement is immaterial as the fair values of the Company’s financial instruments were assumed to approximate carrying values of on-balance-sheet financial instruments since they are short term in nature. These financial instruments include cash, accounts payable, and related party loan payable.

d. Earnings per Share

ASC No. 260, “Earnings Per Share”, specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. The Company has adopted the provisions of ASC No. 260.

Basic net loss per share amounts is computed by dividing the net loss by the weighted average number of common shares outstanding. Diluted earnings per share are the same as basic earnings per share due to the lack of dilutive items in the Company.

e. Income taxes

The Company follows the guideline under ASC Topic 740 Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates, applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. Since the Company is in the developmental stage and has losses, no deferred tax asset or income taxes have been recorded in the financial statements. There are no uncertain tax positions as at December 31, 2021 and 2020.

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f. Recently Issued Accounting Guidance

The Company has evaluated all the recent accounting pronouncements through the date the financial statements and believe that none of them will have a material effect on the company’s financial statements.

Note 5. Common stock

On incorporation, August 24, 2020, the Company issued 50,000 shares for gross proceeds of 50,000 Danish Krone. The value in US dollars at that time was $7,940.

There have been no warrants or options issued.

Note 6. Income taxes

Income tax expense and recovery differs from that which would be expected from applying the effective tax rates to the net income (loss) for the years ended December 31, 2021 and 2020 for the Company is as follows:

	December 31, 2021	December 31, 2020
Net loss	$(1,101)	$(374)

Statutory and effective tax rate	22%	22%
Income tax expense (recovery) at the effective rate	(242)	(82)
Tax benefit (liability) deferred	242	82
Income tax expense (recovery	$-	$-

	December 31, 2021	December 31, 2020
Tax losses carried forward	$475	$374

Statutory and effective tax rate	22%	22%
Deferred tax asset	242	82
Valuation allowance	(242)	(82)
Net deferred asset	$-	$-

Note 6. Subsequent events

On November 12, 2022, the Company entered into a Letter of Intent (“LOI”) with Sustainable Projects Group, Inc., a US company listed on the over-the-counter public stock exchange whereby Sustainable Projects Group, Inc. will acquire the Company as a wholly owned subsidiary by issuing $80,600,221 shares in its common stock. The LOI is non-binding and subject to various terms and conditions, including but not limited to, shareholder and US exchange approvals, audits, and due diligence review.

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